UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2025 (January 21, 2025)

PEOPLES BANCORP INC.
(Exact name of Registrant as specified in its charter)

Ohio	000-16772	31-0987416
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

138 Putnam Street, PO Box 738
Marietta,	Ohio	45750-0738
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	(740)	373-3155

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, without par value	PEBO	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02     Results of Operations and Financial Condition

On January 21, 2025, management of Peoples Bancorp Inc. (“Peoples”) conducted a facilitated conference call at approximately 11:00 a.m., Eastern Standard Time, to discuss results of operations for the quarter and the full year ended December 31, 2024. A replay of the conference call audio will be available on Peoples’ website, www.peoplesbancorp.com, in the “Investor Relations” section for one year. A copy of the transcript of the conference call is included as Exhibit 99.1 to this Current Report on Form 8-K.
The information contained in this Item 2.02 and Exhibit 99.1 included with this Current Report on Form 8-K, is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.
During the conference call, management referred to non-Generally Accepted Accounting Principles ("US GAAP") financial measures that are used by management to provide information useful to investors in understanding Peoples' operating performance and trends, and to facilitate comparisons with the performance of Peoples' peers. The following tables show the differences between the non-US GAAP financial measures referred to during the conference call and the most directly comparable US GAAP-based financial measures.

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
(Dollars in thousands)	2024	2024	2023	2024	2023

Core non-interest expense:
Total non-interest expense	$70,503	$66,090	$67,689	$273,816	$266,487
Less: acquisition-related expenses	1,144	(892)	1,276	169	16,970
Less: pension settlement charges	—	—	—	—	2,424
Add: COVID -19 Employee Retention Credit	—	—	—	—	548
Core non-interest expense	$69,359	$66,982	$66,413	$273,647	$247,641

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
(Dollars in thousands)	2024	2024	2023	2024	2023

Efficiency ratio:
Total non-interest expense	$70,503	$66,090	$67,689	$273,816	$266,487
Less: amortization of other intangible assets	2,800	2,786	3,271	11,161	11,222
Adjusted total non-interest expense	67,703	63,304	64,418	262,655	255,265

Total non-interest income	25,089	24,794	24,134	99,366	87,413
Less: net loss on investment securities	12	(74)	(1,592)	(416)	(3,700)
Less: net loss on asset disposals and other transactions	(1,746)	(795)	(619)	(3,310)	(2,837)
Total non-interest income, excluding net gains and losses	26,823	25,663	26,345	103,092	93,950

Net interest income	86,536	88,912	88,369	348,701	339,374
Add: fully tax-equivalent adjustment (a)	286	318	365	1,308	1,503
Net interest income on a fully tax-equivalent basis	86,822	89,230	88,734	350,009	340,877

Adjusted revenue	$113,645	$114,893	$115,079	$453,101	$434,827

Efficiency ratio	59.57%	55.10%	55.98%	57.97%	58.70%

Efficiency ratio adjusted for non-core items:
Core non-interest expense	$69,359	$66,982	$66,413	$273,647	$247,641
Less: amortization of other intangible assets	2,800	2,786	3,271	11,161	11,222
Adjusted core non-interest expense	66,559	64,196	63,142	262,486	236,419

Adjusted revenue	$113,645	$114,893	$115,079	$453,101	$434,827

Efficiency ratio adjusted for non-core items	58.57%	55.87%	54.87%	57.93%	54.37%

(a) Tax effect is calculated using a 21% statutory federal corporate income tax rate.

	At or For the Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(Dollars in thousands, except per share data)	2024	2024	2024	2023	2023

Tangible equity:
Total stockholders' equity	$1,111,590	$1,124,972	$1,077,833	$1,062,002	$1,053,534
Less: goodwill and other intangible assets	402,422	403,922	406,417	409,285	412,172
Tangible equity	$709,168	$721,050	$671,416	$652,717	$641,362

Tangible assets:
Total assets	$9,254,247	$9,140,471	$9,226,461	$9,270,774	$9,157,382
Less: goodwill and other intangible assets	402,422	403,922	406,417	409,285	412,172
Tangible assets	$8,851,825	$8,736,549	$8,820,044	$8,861,489	$8,745,210

Tangible book value per common share:
Tangible equity	$709,168	$721,050	$671,416	$652,717	$641,362
Common shares outstanding	35,563,590	35,538,607	35,498,977	35,486,234	35,314,745

Tangible book value per common share	$19.94	$20.29	$18.91	$18.39	$18.16

Tangible equity to tangible assets ratio:
Tangible equity	$709,168	$721,050	$671,416	$652,717	$641,362
Tangible assets	$8,851,825	$8,736,549	$8,820,044	$8,861,489	$8,745,210

Tangible equity to tangible assets	8.01%	8.25%	7.61%	7.37%	7.33%

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
(Dollars in thousands)	2024	2024	2023	2024	2023

Pre-provision net revenue:
Income before income taxes	$34,855	$40,881	$43,529	$149,464	$145,126
Add: provision for credit losses	6,267	6,735	1,285	24,787	15,174
Add: net loss on OREO	1,228	2	—	1,230	1,623
Add: net loss on investment securities	—	74	1,592	416	3,700
Add: net loss on other assets	458	764	586	1,928	1,143
Add: net loss on other transactions	60	28	33	152	71
Less: net gain on investment securities	12	—	—	—	—
Pre-provision net revenue	$42,856	$48,484	$47,025	$177,977	$166,837

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
(Dollars in thousands)	2024	2024	2023	2024	2023

Annualized net income adjusted for non-core items:
Net income	$26,930	$31,684	$33,825	$117,205	$113,363
Add: net loss on investment securities	—	74	1,592	416	3,700
Less: tax effect of net loss on investment securities (a)	—	16	334	87	777
Less: net gain on investment securities	12	—	—	—	—
Add: tax effect of net gain on investment securities (a)	3	—	—	—	—
Add: net loss on asset disposals and other transactions	1,746	795	619	3,310	2,837
Less: tax effect of net loss on asset disposals and other transactions (a)	367	167	130	695	596
Add: acquisition-related expenses	1,144	(892)	1,276	169	16,970
Less: tax effect of acquisition-related expenses (a)	240	(187)	268	35	3,564
Less: COVID -19 Employee Retention Credit	—	—	—	—	548
Add: tax effect of COVID -19 Employee Retention Credit	—	—	—	—	115
Net income adjusted for non-core items	$29,204	$31,665	$36,580	$120,283	$133,415

Days in the period	92	92	92	366	365
Days in the year	366	366	365	366	365
Annualized net income	$107,135	$126,047	$134,197	$117,205	$113,363
Annualized net income adjusted for non-core items	$116,181	$125,972	$145,127	$120,283	$133,415
Return on average assets:
Annualized net income	$107,135	$126,047	$134,197	$117,205	$113,363
Total average assets	$9,146,057	$9,142,737	$8,826,655	$9,122,843	$8,298,777
Return on average assets	1.17%	1.38%	1.52%	1.28%	1.37%
Return on average assets adjusted for non-core items:
Annualized net income adjusted for non-core items	$116,181	$125,972	$145,127	$120,283	$133,415
Total average assets	$9,146,057	$9,142,737	$8,826,655	$9,122,843	$8,298,777
Return on average assets adjusted for non-core items	1.27%	1.38%	1.64%	1.32%	1.61%

(a) Tax effect is calculated using a 21% statutory federal corporate income tax rate.

	For the Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
(Dollars in thousands)	2024	2024	2023	2024	2023

Annualized net income excluding amortization of other intangible assets:
Net income	$26,930	$31,684	$33,825	$117,205	$113,363
Add: amortization of other intangible assets	2,800	2,786	3,271	11,161	11,222
Less: tax effect of amortization of other intangible assets (a)	588	585	687	2,344	2,357
Net income excluding amortization of other intangible assets	$29,142	$33,885	$36,409	$126,022	$122,228

Days in the period	92	92	92	366	365
Days in the year	366	366	365	366	365
Annualized net income	$107,135	$126,047	$134,197	$117,205	$113,363
Annualized net income excluding amortization of other intangible assets	$115,934	$134,803	$144,449	$126,022	$122,228

Average tangible equity:
Total average stockholders' equity	$1,120,597	$1,099,756	$1,002,515	$1,083,792	$940,797
Less: average goodwill and other intangible assets	402,930	405,022	411,616	406,619	384,172
Average tangible equity	$717,667	$694,734	$590,899	$677,173	$556,625

Return on average stockholders' equity ratio:
Annualized net income	$107,135	$126,047	$134,197	$117,205	$113,363
Average stockholders' equity	$1,120,597	$1,099,756	$1,002,515	$1,083,792	$940,797

Return on average stockholders' equity	9.56%	11.46%	13.39%	10.81%	12.05%

Return on average tangible equity ratio:
Annualized net income excluding amortization of other intangible assets	$115,934	$134,803	$144,449	$126,022	$122,228
Average tangible equity	$717,667	$694,734	$590,899	$677,173	$556,625

Return on average tangible equity	16.15%	19.40%	24.45%	18.61%	21.96%

(a) Tax effect is calculated using a 21% statutory federal corporate income tax rate.

Item 9.01     Financial Statements and Exhibits

a) - c)
Not applicable

d) Exhibits
See Index to Exhibits below.

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Transcript of conference call conducted by management of Peoples Bancorp Inc. on January 21, 2025 to discuss results of operations for the quarter and full year ended December 31, 2024
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES BANCORP INC.

Date:	January 27, 2025	By:/s/	KATHRYN BAILEY
Kathryn Bailey

Executive Vice President, Chief Financial Officer and Treasurer